UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 23, 2006

IMCLONE SYSTEMS INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of Incorporation)	0-19612 (Commission File Number)	04-2834797 (IRS Employer Identification No.)

180 Varick Street New York, New York            10014

(Address of principal executive offices)         (Zip Code)

(212) 645-1405

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

On August 23, 2006, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of ImClone Systems Incorporated (the “Company”) unanimously approved the terms of a letter agreement (the “Agreement”) with Mr. Joseph Fischer, amending and supplementing the terms of Mr. Fischer’s compensation as the Interim Chief Executive Officer of the Company. The Committee acted pursuant to a directive of the Board, which was unanimously adopted at the Board’s meeting on August 9, 2006.

The Company entered into the Agreement with Mr. Fischer on August 23, 2006. The Agreement amends and supplements the terms of the letter agreement between the Company and Mr. Fischer filed as an exhibit to the Company’s Amended Annual Report on Form 10-K/A dated May 1, 2006. Except as described below, the material terms of Mr. Fischer’s employment are set forth in the Company’s Current Reports on Form 8-K dated January 24, 2006 and March 3, 2006.

Effective August 15, 2006, Mr. Fischer will receive $45,000 per month in base salary while he serves as Interim Chief Executive Officer. If Mr. Fischer is employed by the Company on the date that bonuses for fiscal 2006 are paid, Mr. Fischer will receive a bonus of no less than $500,000 (the “2006 Bonus”) and, if Mr. Fischer is employed by the Company on December 31, 2007, he will receive a $500,000 retention bonus (the “Retention Bonus”). In addition, Mr. Fischer will participate in the Company’s Annual Incentive Plan (the “Plan”) and may receive up to $500,000 annually as an incentive bonus in an amount and based on performance criteria that will be determined by the Committee in accordance with the Plan, but a bonus is expected to be paid only for extraordinary performance.

In the event Mr. Fischer’s employment is terminated by the Company without cause, or in the event Mr. Fischer terminates his employment with good reason following a change in control of the Company, Mr. Fischer will be entitled to a cash severance payment, paid monthly, in an amount equal to his remaining monthly salary through December 31, 2007, provided that if either such termination occurs after a change of control of the Company in 2007 such payment will not be less than $500,000. In addition, in the event Mr. Fischer’s employment is terminated by the Company without cause, or in the event Mr. Fischer terminates his employment with good reason following a change in control of the Company, Mr. Fischer will be eligible to receive the full amount of the 2006 Bonus and, if such termination occurs in 2007, a prorated portion of the Retention Bonus.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
99.1	Letter Agreement, dated as of August 23, 2006, between ImClone Systems
Incorporated and Joseph L. Fischer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCLONE SYSTEMS INCORPORATED

Date: August 23, 2006	By: /s/ Erik D. Ramanathan

Erik D. Ramanathan

Senior Vice President, Secretary and General Counsel

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